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                                                                    EXHIBIT 99.2


        Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of
                         Title 18, United States Code)

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of DaimlerChrysler Services North America LLC, as Servicer of DaimlerChrysler Auto Trust 2002-A (the "Trust"), does hereby certify, to such officer's knowledge, that:

         The Trust's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K") fully complies with the requirements of Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material aspects, the financial condition and results of operations of the Trust.

Dated: March 26, 2003

                                         /s/ Juergen H. Walker
                                         ---------------------
                                         Juergen H. Walker
                                         President and Chief Executive
                                         Officer, DaimlerChrysler
                                         Services North America LLC,
                                         as Servicer of DaimlerChrysler
                                         Auto Trust 2002-A

Dated: March 26, 2003                    /s/ D. H. Olsen
                                         ---------------
                                         D. H. Olsen
                                         Vice President and
                                         Chief Financial Officer
                                         DaimlerChrysler Services,
                                         North America LLC, as
                                         Servicer of DaimlerChrysler
                                         Auto Trust 2002-A

         A signed original of the this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) Section 1350, Chapter 63 of Title 18, United States Code) has been provided to DaimlerChrysler Auto Trust 2002-A and will be retained by DaimlerChrysler Auto Trust 2002-A and furnished to the Securities and Exchange Commission or its staff upon request.